      UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                   August 25, 2004

First National Community Bancorp, Inc.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	_______________	23-2900790
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

102 E. Drinker St. Dunmore, PA 18512
(Address of Principal Executive Offices

(570) 346-7667
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

        Check  the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        ____ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item	8.01 OTHER EVENTS

Press release dated August 25, 2004, regarding third quarter dividend, filed as exhibit attached.

Item	9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) On August 25, 2004, the Registrant issued the following press release.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        FIRST NATIONAL COMMUNITY BANCORP, INC.

Date: August 25, 2004	By: /s/ William S. Lance
William S. Lance
Treasurer and Principal Financial Officer